UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04627
Name of Registrant:	Vanguard Convertible Securities Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2015 – May 31, 2016
Item 1: Reports to Shareholders

Semiannual Report | May 31, 2016

Vanguard Convertible Securities Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangement.	29
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended May 31, 2016
Total
Returns
Vanguard Convertible Securities Fund	-1.31%
Convertibles Composite Index	-0.73
Convertible Securities Funds Average	-1.21
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
November 30, 2015, Through May 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Convertible Securities Fund	$12.67	$12.21	$0.152	$0.139

Chairman’s Letter

Dear Shareholder,

Vanguard Convertible Securities Fund returned –1.31% for the six months ended May 31, 2016. The fund trailed its benchmark, the Convertibles Composite Index, and finished slightly behind the average return of its peer group.

Convertible securities are corporate bonds and preferred stocks that can be exchanged for common stocks at a fixed price. Because stocks and bonds often move in opposite directions, convertibles can benefit from either gains in the underlying common stock or from the relative price stability and income provided by bonds and preferred stock dividends. Of course, convertibles have risks, including a tendency to have lower credit quality than investment-grade bonds.

The sharp decline in global stock markets earlier in the period contributed most to the fund’s negative return. The fund’s limited exposure to higher-risk convertibles weighed on its performance relative to its benchmark.

On a separate note, later this year, the Convertible Securities Fund will mark the 20th anniversary of its relationship with its advisor, Oaktree Capital Management. I’d like to express my appreciation to Oaktree’s highly experienced team of portfolio managers and analysts for managing the fund during some of the most challenging market conditions of our time. Their deep knowledge of the complex convertibles market and their disciplined approach has helped them serve our shareholders with distinction.

The Convertible Securities Fund celebrated another milestone—its 30th anniversary—just after the close of this fiscal period. Much has changed in the financial markets in the past three decades, but the value the fund offers as a complement to a well-diversified portfolio still holds true.

In a tale of two halves, stocks fell and then rose

U.S. stocks advanced about 1% for the six months. Equities retreated over the period’s first half before rebounding, as a sharp recovery in oil prices seemed to alleviate fears of a global economic slowdown.

The period began with the Federal Reserve’s long-anticipated but small increase in short-term interest rates. Through the succeeding months, mixed signals from Fed officials—as well as from economic data—created uncertainty about when the next increase might occur.

International stocks fared worse than their U.S. counterparts, returning about –1%. Emerging-market stocks rose a bit, while stocks from the developed markets of Europe and the Pacific region declined. European stocks lagged amid investor

Market Barometer

	Total Returns
	Periods Ended May 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	1.64%	0.78%	11.44%
Russell 2000 Index (Small-caps)	-2.86	-5.97	7.86
Russell 3000 Index (Broad U.S. market)	1.29	0.22	11.15
FTSE All-World ex US Index (International)	-1.14	-10.87	0.52

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.12%	2.99%	3.33%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.42	5.87	5.07
Citigroup Three-Month U.S. Treasury Bill Index	0.10	0.12	0.05

CPI
Consumer Price Index	1.22%	1.02%	1.23%

anxiety in the lead-up to the United Kingdom’s June vote on whether to remain in the European Union.

Bonds enjoyed a strong ride after some early weakness

The broad U.S. taxable bond market returned 3.12%. After dipping in December, bonds climbed. The yield of the 10-year U.S. Treasury note closed at 1.85% at the end of May, down from 2.22% six months earlier. (Bond prices and yields move in opposite directions.)

Money market funds and savings accounts produced limited returns as the Fed’s target rate of 0.25%–0.5% remained historically low, despite the quarter-percentage-point rise in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 9.17%. In a reversal from the trend of recent years, foreign currencies strengthened against the dollar, boosting international bonds. Even without this currency benefit, international bond returns were solidly positive.

Global stock market weakness weighed on the fund’s result

Vanguard Convertible Securities Fund offers investors exposure to a niche asset class that includes attractive features of both stocks and bonds.

Because of its hybrid characteristics, the fund typically produces a return somewhere in between those of the broad U.S. stock and bond markets. But turbulence

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Convertible Securities Fund	0.38%	1.30%

The fund expense ratio shown is from the prospectus dated March 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2016, the fund’s annualized expense ratio was 0.35%. This decrease from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Convertible Securities Funds.

earlier in the period, particularly in stocks and bonds perceived to be especially risky, hurt the fund’s result, which lagged both the U.S. stock and bond markets.

The fund registered a sharply negative return for the first half of the period as the value of its underlying stocks tumbled. Risk-averse investors gravitated toward assets considered more secure, such as large-capitalization stocks and investment-grade bonds. This hurt U.S. convertibles, which are mostly issued by small or midsized companies that have low-rated or unrated credit and thus find it difficult to secure traditional sources of financing.

As stock markets recovered in the second half of the period, convertibles rebounded—but not enough to overcome earlier setbacks. Improvements in the global economy and the European Central Bank’s decision to expand its stimulus program contributed to investors’ confidence in the markets.

Global issuance of convertible securities also picked up, but remained weaker than it had been for the same period a year earlier. New issuance totaled about $31 billion for the six months, with most of the supply coming from Europe. The United States represented about $10 billion in new issuance. European investors searching for yield in a low- or even negative-yield environment found high-quality, short-dated convertibles appealing. Unlike their U.S. counterparts, international convertibles tend to be higher quality and issued by larger companies.

The Convertible Securities Fund offers global exposure (on a U.S. dollar-hedged basis) to the convertibles market. Although the fund invests primarily in U.S. convertibles, about a third of its assets are in international securities. As we’ve noted previously, increasing exposure to international convertibles has enhanced diversification and expanded investment opportunities for the advisor.

For more information on the fund’s positioning and performance during the period, please see the Advisor’s Report that follows this letter.

Consider rebalancing to manage your risk

Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with

60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/ research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 13, 2016

Advisor’s Report

The investment strategy of the Vanguard Convertible Securities Fund is to create a highly diversified global portfolio of convertible securities. The fund emphasizes investments in convertible bonds with relatively near-term maturities or put dates. We focus on “balanced” convertibles, where the securities have a reasonable yield and stable credit quality, good call protection, and low-to-moderate conversion premiums. We believe these securities have a favorable balance of upside potential and downside risk. The fund underweights convertible preferred shares, which are riskier but may offer higher returns; we do, however, consider them part of our investable universe and make some use of them.

Importantly, the fund does not invest in common stocks or non-convertible debt. We do not attempt market timing and

Major Portfolio Changes
Six Months Ended May 31, 2016

Additions	Comments
Nexity	Balanced new issue on attractive company.
(0.125% convertible note due 01/01/23)
Rovi	Balanced convertible with strong equity catalysts.
(0.50% convertible note due 03/01/20)
SanDisk	Balanced convertible with limited downside and attractive
(0.50% convertible note due 10/15/20)	upside participation.
Starwood Property Trust	Balanced convertibles with limited downside and attractive
(4.55% convertible note due 03/01/18)	upside participation.
(4.00% convertible note due 01/15/19)
Steinhoff Finance Holdings	Acted on temporary weakness to add this balanced convertible.
(1.25% convertible note due 08/11/22)
Yahoo	Balanced convertible with limited downside and attractive
(0.00% convertible note due 12/01/18)	upside participation.

Reductions	Comments
Jarden	Sold on substantial appreciation after acquisition by
(1.125% convertible note due 03/15/34)	Newell Rubbermaid was announced.
LinkedIn	Sold as bond lacked a balanced profile.
(0.50% convertible note due 11/01/19)
Marine Harvest	Took profits on the 2019 convertible bond and switched
(0.875% convertible note due 05/06/19)	into the more balanced 2020 convertible bond.
SanDisk	Sold after acquisition by Western Digital received
(0.50% convertible note due 10/15/20)	shareholder approval.
Technip	Reduced position after substantial appreciation and bonds
(0.875% convertible note due 01/25/21)	developed significant downside risk.
Yahoo	Sold appreciated position after potential divestiture discussions.
(0.00% convertible note due 12/01/18)

therefore are fully invested, holding only a small amount of cash for potential investments. We believe that a portfolio of attractive, carefully selected convertible securities can produce equity-type returns with lower volatility and lower structural risk over long periods.

Despite the market snapback that began in mid-February, the fund posted a negative return for the half year. Equities declined and credit spreads widened during the first three months of the period before reversing course. Convertible securities participated in the strength of underlying equities during market rallies, while also providing downside protection during periods of volatility.

For the six months ended May 31, 2016, the fund returned –1.31%, lagging the –0.73% return of its blended benchmark.

The investment environment

The equity and credit rally resulted from a combination of factors, including the European Central Bank’s early February decision to increase the size and scope of its quantitative easing program, the Federal Reserve’s dovish comments about how many interest rate increases it expected to make in 2016, rising energy and commodity prices, and capital flows into the high-yield bond market. Given the weak performance of global equities and the high correlation between convertible and equity market returns, it’s not surprising that convertibles generated a modest negative return for the six months.

The fund remains highly sensitive to underlying equity performance as a result of convertible bonds’ historically low coupons in the current interest rate environment. The portfolio remains structurally conservative, with short- to intermediate-term bonds, defined as bonds with maturities or puts within seven years, accounting for 94% of investments. Convertible preferred shares represent 7.9% of the portfolio, which is significantly underweight versus the benchmark index. We are comfortable with our current portfolio construction, with its balance between the equity participation and the downside protection provided by the fixed income component.

The new issuance market maintained the lackluster pace we saw in the second half of 2015. New issuance totaled $30.9 billion for the period, with most of the supply coming from Europe ($14.2 billion). The United States provided $10.4 billion in new issuance, while Asia and Japan together provided just over $6.0 billion. While we are disappointed that new issuance lagged the same period a year earlier, we are optimistic that levels will pick up in the latter half of 2016, given the new issuance we saw in March and May.

Successes

The portfolio returns for the period were broad based. The top individual contributors to the fund’s performance on an absolute basis were convertibles from WebMD, Alere, WPX Energy, and Cemex. On an industry basis, our security selection in the pharmaceuticals sector generated strong returns for the fund relative to the benchmark.

Our shortfalls

Though we trailed the benchmark for the six months, we were pleased to generally keep pace with it during a period when our portfolio had several winners and an absence of meaningful detractors. For the most part, our performance detractors were the result of declining underlying equities, rather than any credit deterioration.

Our chief detractors were LinkedIn and Scorpio Tankers. LinkedIn, a leading professional networking website, reported slower-than-expected growth. Although the equity price fell precipitously, the convertible bond responded as we had expected, experiencing a limited share of the equity’s decline. The stock price of Scorpio, an operator of vessels used to transport refinery products, fell because of a weak energy price environment. However, daily rates for its ships continue to be strong and the convertible remains “balanced.”

The fund’s positioning

We remain fully invested in a highly diversified, well-balanced portfolio of convertible securities. At the end of the period, the fund’s investments were 67% in the United States and 33% outside the

United States. The fund had an attractive current yield of 2.1% and average credit quality of Ba3/BB–. The vast majority of the issuers held in the fund are fundamentally strong performers and, well-positioned from a credit perspective.

Our current outlook is constructive. Convertible valuations and demand from market participants have remained stable. We believe that the fund should provide a favorable asymmetrical exposure to equities, as it will participate in more of the stock market’s advance, if that occurs, than its loss in the event equities decline. We will continue our focus on credit quality and intermediate-term bonds, which should dampen volatility in equities.

Stu Spangler, CFA, Managing Director

Jean-Paul Nedelec, Managing Director

Abe Ofer, Managing Director

Jean-Pierre Latrille, Senior Vice President

Petar Raketic, Senior Vice President

Oaktree Capital Management, L.P.

June 17, 2016

Convertible Securities Fund

Fund Profile
As of May 31, 2016

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	168
30-Day SEC Yield	2.07%
Conversion Premium	39.0%
Average Weighted Maturity	4.2 years
Average Coupon	2.2%
Average Duration	5.4 years
Foreign Holdings	32.7%
Turnover Rate (Annualized)	97%
Expense Ratio[1]	0.38%
Short-Term Reserves	1.8%

Distribution by Maturity
(% of fixed income portfolio)
Under 1 Year	1.0%
1 - 5 Years	68.6
5 - 10 Years	29.8
10 - 20 Years	0.3
20 - 30 Years	0.3

Distribution by Credit Quality (% of fixed
income portfolio)
AAA	0.0%
AA	0.0
A	1.8
BBB	5.1
BB	10.5
B	9.1
Below B	0.7
Not Rated	72.8

Credit-quality ratings are obtained from S&P. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Total Fund Volatility Measures
		DJ
	Convertibles	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.91	0.73
Beta	0.91	0.54

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Citrix Systems Inc.	Software	2.7%
Priceline Group Inc.	Internet & Catalog
	Retail	1.9
Dycom Industries Inc.	Construction &
	Engineering	1.8
Herbalife Ltd.	Personal Products	1.8
Cemex SAB de CV	Construction
	Materials	1.7
Nuance
Communications Inc.	Software	1.7
Ctrip.com International	Internet & Catalog
Ltd.	Retail	1.7
Jazz Investments I Ltd.	Pharmaceuticals	1.6
Microchip Technology	Semiconductors &
Inc.	Semiconductor
	Equipment	1.6
NXP Semiconductors NV Semiconductors &
	Semiconductor
	Equipment	1.6
Top Ten		18.1%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated March 29, 2016, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2016, the annualized expense ratio was 0.35%.

Convertible Securities Fund

Sector Diversification (% of market exposure)

Consumer Discretionary	10.0%
Consumer Staples	4.5
Energy	6.6
Financials	14.0
Health Care	17.4
Industrials	10.7
Information Technology	28.2
Materials	6.4
Telecommunication Services	0.9
Utilities	1.3

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2005, Through May 31, 2016

For a benchmark description, see the Glossary.
Note: For 2016, performance data reflect the six months ended May 31, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities
Fund	6/17/1986	-8.05%	3.64%	3.48%	2.04%	5.52%

See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
Convertible Bonds (89.4%)
Consumer Discretionary (9.8%)
Cineplex Inc. Cvt.	4.500%	12/31/18	CAD	5,713	4,618
1 Ctrip.com International Ltd. Cvt.	1.000%	7/1/20	USD	20,630	22,706
1 Ctrip.com International Ltd. Cvt.	1.990%	7/1/25	USD	2,915	3,323
FF Group Finance Luxembourg Cvt.	1.750%	7/3/19	EUR	500	462
Iida Group Holdings Co. Ltd. Cvt.	0.000%	6/18/20	JPY	500,000	5,046
K’s Holdings Corp. Cvt.	0.000%	12/20/19	JPY	400,000	4,086
Liberty Media Corp. Cvt.	1.375%	10/15/23	USD	22,314	22,161
Live Nation Entertainment Inc. Cvt.	2.500%	5/15/19	USD	1,410	1,429
LVMH Moet Hennessy Louis Vuitton SE Cvt.	0.000%	2/16/21	USD	4,384	4,509
NH Hoteles SA Cvt.	4.000%	11/8/18	EUR	6,100	7,839
NHK Spring Co. Ltd. Cvt.	0.000%	9/20/19	USD	4,050	4,086
Priceline Group Inc. Cvt.	0.350%	6/15/20	USD	19,520	23,070
Priceline Group Inc. Cvt.	0.900%	9/15/21	USD	6,165	6,300
ResortTrust Inc. Cvt.	0.000%	12/1/21	JPY	560,000	5,297
Shutterfly Inc. Cvt.	0.250%	5/15/18	USD	7,410	7,484
Sony Corp. Cvt.	0.000%	9/30/22	JPY	466,000	4,435
Steinhoff Finance Holdings GmbH Cvt.	1.250%	8/11/22	EUR	7,500	8,495
Sumitomo Forestry Co. Ltd. Cvt.	0.000%	8/24/18	JPY	430,000	4,050
Suzuki Motor Corp. Cvt.	0.000%	3/31/23	JPY	500,000	4,752
Takashimaya Co. Ltd. Cvt.	0.000%	12/11/20	JPY	500,000	4,560
					148,708
Consumer Staples (3.6%)
Herbalife Ltd. Cvt.	2.000%	8/15/19	USD	27,852	27,155
Marine Harvest ASA Cvt.	0.125%	11/5/20	EUR	8,000	10,047
Sonae Investments BV Cvt.	1.625%	6/11/19	EUR	3,900	4,120
Vector Group Ltd. Cvt.	1.750%	4/15/20	USD	12,065	13,038
					54,360
Energy (3.7%)
BW Group Ltd. Cvt.	1.750%	9/10/19	USD	6,400	5,424
Cheniere Energy Inc. Cvt.	4.250%	3/15/45	USD	7,380	4,174
1 Scorpio Tankers Inc. Cvt.	2.375%	7/1/19	USD	10,445	8,735
SEACOR Holdings Inc. Cvt.	2.500%	12/15/27	USD	6,220	6,072
SEACOR Holdings Inc. Cvt.	3.000%	11/15/28	USD	7,140	5,864
Technip SA Cvt.	0.875%	1/25/21	EUR	2,600	3,451
TOTAL SA Cvt.	0.500%	12/2/22	USD	8,000	8,004
1 Whiting Petroleum Corp. Cvt.	1.250%	4/1/20	USD	18,700	14,212
					55,936

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
Financials (12.0%)
AmTrust Financial Services Inc. Cvt.	2.750%	12/15/44	USD	12,700	9,906
Apollo Commercial Real Estate
Finance Inc. Cvt.	5.500%	3/15/19	USD	2,907	2,967
Aroundtown Property Holdings plc Cvt.	1.500%	1/18/21	EUR	3,100	3,709
Aroundtown Property Holdings plc Cvt.	3.000%	5/5/20	EUR	7,800	11,885
AYC Finance Ltd. Cvt.	0.500%	5/2/19	USD	2,886	3,030
Azimut Holding SPA Cvt.	2.125%	11/25/20	EUR	10,300	12,784
Beni Stabili SpA SIIQ Cvt.	0.875%	1/31/21	EUR	7,300	8,106
Blackstone Mortgage Trust Inc. Cvt.	5.250%	12/1/18	USD	5,805	6,200
British Land White 2015 Ltd.	0.000%	6/9/20	GBP	3,400	4,737
CapitaLand Ltd. Cvt.	2.800%	6/8/25	SGD	14,750	10,250
China Overseas Finance Investment
Cayman V Ltd. Cvt.	0.000%	1/5/23	USD	3,800	3,802
Colony Financial Inc. Cvt.	5.000%	4/15/23	USD	7,359	7,032
Colony Starwood Homes Cvt.	3.000%	7/1/19	USD	1,320	1,369
1 Element Financial Corp. Cvt.	4.250%	6/30/20	CAD	8,650	6,778
1 Element Financial Corp. Cvt.	5.125%	6/30/19	CAD	15,464	13,208
1 Empire State Realty OP LP Cvt.	2.625%	8/15/19	USD	6,055	6,638
Encore Capital Group Inc. Cvt.	3.000%	7/1/20	USD	8,660	7,237
1 Extra Space Storage LP Cvt.	3.125%	10/1/35	USD	9,273	10,664
Grand City Properties SA Cvt.	0.250%	3/2/22	EUR	3,200	3,724
Nexity SA Cvt.	0.125%	1/1/23	EUR	6,960	7,901
Portfolio Recovery Associates Inc. Cvt.	3.000%	8/1/20	USD	8,398	6,661
Remgro Jersey GBP Ltd. Cvt.	2.625%	3/22/21	GBP	2,300	3,346
Spirit Realty Capital Inc. Cvt.	2.875%	5/15/19	USD	5,865	6,111
Spirit Realty Capital Inc. Cvt.	3.750%	5/15/21	USD	5,260	5,674
St. Modwen Properties Securities
Jersey Ltd. Cvt.	2.875%	3/6/19	GBP	4,800	6,851
Starwood Property Trust Inc. Cvt.	4.550%	3/1/18	USD	5,116	5,321
Unite Jersey Issuer Ltd. Cvt.	2.500%	10/10/18	GBP	3,300	6,542
					182,433
Health Care (14.5%)
Allscripts Healthcare Solutions Inc. Cvt.	1.250%	7/1/20	USD	9,795	10,125
BioMarin Pharmaceutical Inc. Cvt.	0.750%	10/15/18	USD	13,615	16,321
Brookdale Senior Living Inc. Cvt.	2.750%	6/15/18	USD	12,630	12,472
Depomed Inc. Cvt.	2.500%	9/1/21	USD	8,844	10,983
HealthSouth Corp. Cvt.	2.000%	12/1/43	USD	13,216	15,669
Healthways Inc. Cvt.	1.500%	7/1/18	USD	6,620	6,314
Hologic Inc. Cvt.	0.000%	12/15/43	USD	8,785	10,784
Horizon Pharma Investment Ltd. Cvt.	2.500%	3/15/22	USD	10,849	9,913
Insulet Corp. Cvt.	2.000%	6/15/19	USD	10,814	10,239
1 Ironwood Pharmaceuticals Inc. Cvt.	2.250%	6/15/22	USD	13,209	13,201
Jazz Investments I Ltd. Cvt.	1.875%	8/15/21	USD	22,289	24,922
Medicines Co. Cvt.	2.500%	1/15/22	USD	7,008	8,909
Medidata Solutions Inc. Cvt.	1.000%	8/1/18	USD	11,620	12,528
1 NuVasive Inc. Cvt.	2.250%	3/15/21	USD	17,815	20,142
Qiagen NV Cvt.	0.375%	3/19/19	USD	3,400	3,521
Qiagen NV Cvt.	0.875%	3/19/21	USD	4,800	5,035
Spectranetics Corp. Cvt.	2.625%	6/1/34	USD	8,139	7,122
Terumo Corp. Cvt.	0.000%	12/6/21	JPY	500,000	5,983
1 Wright Medical Group NV Cvt.	2.250%	11/15/21	USD	15,055	16,626
					220,809

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
Industrials (10.4%)
51job Inc. Cvt.	3.250%	4/15/19	USD	6,240	6,416
Aecon Group Inc. Cvt.	5.500%	12/31/18	CAD	1,852	1,511
Atlas Air Worldwide Holdings Inc. Cvt.	2.250%	6/1/22	USD	3,901	3,823
Brenntag Finance BV Cvt.	1.875%	12/2/22	USD	9,250	9,773
Carillion Finance Jersey Ltd. Cvt.	2.500%	12/19/19	GBP	5,200	7,248
CRRC Corp. Ltd. Cvt.	0.000%	2/5/21	USD	5,250	5,519
DP World Ltd. Cvt.	1.750%	6/19/24	USD	7,400	7,317
1 Dycom Industries Inc. Cvt.	0.750%	9/15/21	USD	24,705	27,716
Echo Global Logistics Inc. Cvt.	2.500%	5/1/20	USD	8,140	7,713
GVM Debentures Lux 1 SA Cvt.	5.750%	2/14/18	EUR	6,200	5,734
Huron Consulting Group Inc. Cvt.	1.250%	10/1/19	USD	13,435	13,158
International Consolidated Airlines
Group SA Cvt.	0.625%	11/17/22	EUR	4,900	5,182
Johnson Electric Holdings Ltd. Cvt.	1.000%	4/2/21	USD	4,500	4,601
Keihan Electric Railway Co. Ltd. Cvt.	0.000%	3/30/21	JPY	390,000	3,619
KEYW Holding Corp. Cvt.	2.500%	7/15/19	USD	8,750	7,749
Larsen & Toubro Ltd. Cvt.	0.675%	10/22/19	USD	6,325	6,048
LIXIL Group Corp. Cvt.	0.000%	3/4/22	JPY	470,000	4,087
MISUMI Group Inc. Cvt.	0.000%	10/22/18	USD	1,400	1,832
Nagoya Railroad Co. Ltd. Cvt.	0.000%	12/11/24	JPY	750,000	7,742
Prysmian SPA Cvt.	1.250%	3/8/18	EUR	3,300	4,167
Sacyr SA Cvt.	4.000%	5/8/19	EUR	4,400	3,630
Safran SA Cvt.	0.000%	12/31/20	EUR	3,430	4,021
Shimizu Corp. Cvt.	0.000%	10/16/20	JPY	360,000	3,503
Siemens Financieringsmaatschappij NV Cvt.	1.650%	8/16/19	USD	5,250	5,779
					157,888
Information Technology (27.6%)
Abigrove Ltd. Cvt.	0.500%	4/29/21	USD	4,000	3,946
Advanced Semiconductor Engineering Inc. Cvt.	0.000%	3/27/18	USD	6,600	6,229
1 BroadSoft Inc. Cvt.	1.000%	9/1/22	USD	10,255	13,094
CalAmp Corp. Cvt.	1.625%	5/15/20	USD	1,995	1,995
Canadian Solar Inc. Cvt.	4.250%	2/15/19	USD	5,420	4,749
Cardtronics Inc. Cvt.	1.000%	12/1/20	USD	17,497	17,803
1 Ciena Corp. Cvt.	3.750%	10/15/18	USD	7,540	8,624
Citrix Systems Inc. Cvt.	0.500%	4/15/19	USD	35,200	40,634
1 CSG Systems International Inc. Cvt.	4.250%	3/15/36	USD	8,885	9,390
1 DH Corp. Cvt.	5.000%	9/30/20	CAD	13,003	10,167
Econocom Group Cvt.	1.500%	1/15/19	EUR	6,518	8,396
Electronics For Imaging Inc. Cvt.	0.750%	9/1/19	USD	15,280	16,273
Euronet Worldwide Inc. Cvt.	1.500%	10/1/44	USD	11,034	13,682
1 Inphi Corp. Cvt.	1.125%	12/1/20	USD	10,867	11,546
1 Integrated Device Technology Inc. Cvt.	0.875%	11/15/22	USD	15,490	15,809
Intel Corp. Cvt.	2.950%	12/15/35	USD	3,100	3,953
InterDigital Inc. Cvt.	1.500%	3/1/20	USD	12,144	12,903
j2 Global Inc. Cvt.	3.250%	6/15/29	USD	19,066	22,069
1 Knowles Corp. Cvt.	3.250%	11/1/21	USD	8,905	9,289
Microchip Technology Inc. Cvt.	1.625%	2/15/25	USD	22,305	24,800
1 Nuance Communications Inc. Cvt.	1.000%	12/15/35	USD	13,035	11,658
Nuance Communications Inc. Cvt.	1.500%	11/1/35	USD	14,438	14,375
NXP Semiconductors NV Cvt.	1.000%	12/1/19	USD	20,031	23,649
1 ON Semiconductor Corp. Cvt.	1.000%	12/1/20	USD	3,340	3,048
1 Proofpoint Inc. Cvt.	0.750%	6/15/20	USD	7,375	7,559
Red Hat Inc. Cvt.	0.250%	10/1/19	USD	13,550	17,124
Rovi Corp. Cvt.	0.500%	3/1/20	USD	20,109	19,455

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date	Currency	(000)	($000)
Semiconductor Manufacturing
International Corp. Cvt.	0.000%	11/7/18	USD	4,000	4,200
SunPower Corp. Cvt.	0.875%	6/1/21	USD	945	703
1 SunPower Corp. Cvt.	4.000%	1/15/23	USD	10,545	9,570
Synchronoss Technologies Inc. Cvt.	0.750%	8/15/19	USD	9,755	9,755
TTM Technologies Inc. Cvt.	1.750%	12/15/20	USD	12,323	12,207
Web.com Group Inc. Cvt.	1.000%	8/15/18	USD	3,650	3,363
WebMD Health Corp. Cvt.	2.500%	1/31/18	USD	3,030	3,555
1 WebMD Health Corp. Cvt.	2.625%	6/15/23	USD	9,730	10,113
Workday Inc. Cvt.	0.750%	7/15/18	USD	3,635	4,105
Workday Inc. Cvt.	1.500%	7/15/20	USD	7,930	9,348
					419,138
Materials (5.9%)
APERAM Cvt.	0.625%	7/8/21	USD	7,400	8,566
Bekaert SA Cvt.	0.000%	6/9/21	EUR	3,200	3,587
Buzzi Unicem SPA Cvt.	1.375%	7/17/19	EUR	3,700	5,284
Cemex SAB de CV Cvt.	3.720%	3/15/20	USD	18,662	17,461
Cemex SAB de CV Cvt.	3.720%	3/15/20	USD	9,565	8,949
1 Chemtrade Logistics Income Fund Cvt.	5.250%	6/30/21	CAD	5,331	4,096
OCI Cvt.	3.875%	9/25/18	EUR	2,400	2,458
RTI International Metals Inc. Cvt.	1.625%	10/15/19	USD	13,740	14,693
Stillwater Mining Co. Cvt.	1.750%	10/15/32	USD	15,777	16,743
Teijin Ltd. Cvt.	0.000%	12/12/18	JPY	140,000	1,418
Teijin Ltd. Cvt.	0.000%	12/10/21	JPY	610,000	6,487
					89,742
Telecommunication Services (0.6%)
America Movil SAB de Cvt.	0.000%	5/28/20	EUR	7,600	8,511

Utilities (1.3%)
Northland Power Inc. Cvt.	4.750%	6/30/20	CAD	6,225	5,186
Northland Power Inc. Cvt.	5.000%	6/30/19	CAD	2,661	2,232
1 Pattern Energy Group Inc. Cvt.	4.000%	7/15/20	USD	10,995	10,693
Superior Plus Corp. Cvt.	6.000%	6/30/19	CAD	2,558	1,982
					20,093
Total Convertible Bonds (Cost $1,337,079)					1,357,618

				Shares
Convertible Preferred Stocks (8.0%)
Consumer Staples (0.8%)
Bunge Ltd. Pfd.	4.875%			129,625	12,452

Energy (2.7%)
Anadarko Petroleum Corp. Pfd.	7.500%			34,400	1,317
Hess Corp. Pfd.	8.000%			140,100	10,678
Kinder Morgan Inc. Pfd.	9.750%			91,500	4,172
McDermott International Inc. Pfd.	6.250%			283,700	4,928
Southwestern Energy Co. Pfd.	6.250%			361,400	11,666
WPX Energy Inc. Pfd.	6.250%			162,900	8,227
					40,988
Financials (1.7%)
American Tower Corp. Pfd.	5.500%			205,000	21,653
Crown Castle International Corp. Pfd.	4.500%			35,400	3,863
					25,516

Convertible Securities Fund

			Market
			Value•
	Coupon	Shares	($000)
Health Care (2.4%)
Allergan plc Pfd.	5.500%	27,162	23,003
Anthem Inc. Pfd.	5.250%	145,800	6,482
Teva Pharmaceutical Industries Ltd. Pfd.	7.000%	8,365	7,109
			36,594
Telecommunication Services (0.4%)
Frontier Communications Corp. Pfd.	11.125%	51,600	5,070
Total Convertible Preferred Stocks (Cost $119,631)			120,620
Temporary Cash Investment (1.8%)
Money Market Fund (1.8%)
2 Vanguard Market Liquidity Fund (Cost $27,830)	0.523%	27,829,571	27,830
Total Investments (99.2%) (Cost $1,484,540)			1,506,068

			Amount
			($000)
Other Assets and Liabilities (0.8%)
Other Assets
Investment in Vanguard			127
Receivables for Investment Securities Sold			25,070
Receivables for Accrued Income			7,855
Receivables for Capital Shares Issued			393
Other Assets			6,233
Total Other Assets			39,678
Liabilities
Payables for Investment Securities Purchased			(17,951)
Payables to Investment Advisor			(486)
Payables for Capital Shares Redeemed			(1,193)
Payables to Vanguard			(3,489)
Other Liabilities			(4,255)
Total Liabilities			(27,374)
Net Assets (100%)
Applicable to 124,376,350 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			1,518,372
Net Asset Value Per Share			$12.21

Convertible Securities Fund

At May 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,573,398
Overdistributed Net Investment Income	(1,616)
Accumulated Net Realized Losses	(80,617)
Unrealized Appreciation (Depreciation)
Investment Securities	21,528
Forward Currency Contracts	5,667
Foreign Currencies	12
Net Assets	1,518,372

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate value of these securities was $298,605,000, representing 19.7% of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
CAD—Canadian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
SGD—Singapore dollar.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Six Months Ended
May 31, 2016
($000)
Investment Income
Income
Dividends	3,093
Interest[1,2]	15,182
Total Income	18,275
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,635
Performance Adjustment	(1,626)
The Vanguard Group—Note C
Management and Administrative	1,488
Marketing and Distribution	139
Custodian Fees	36
Shareholders’ Reports	7
Trustees’ Fees and Expenses	1
Total Expenses	2,680
Net Investment Income	15,595
Realized Net Gain (Loss)
Investment Securities Sold	(70,981)
Foreign Currencies and Forward Currency Contracts	(3,942)
Realized Net Gain (Loss)	(74,923)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	40,905
Foreign Currencies and Forward Currency Contracts	(11,014)
Change in Unrealized Appreciation (Depreciation)	29,891
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,437)
1 Interest income from an affiliated company of the fund was $65,000.
2 Interest income is net of foreign withholding taxes of $18,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,595	34,926
Realized Net Gain (Loss)	(74,923)	26,394
Change in Unrealized Appreciation (Depreciation)	29,891	(48,891)
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,437)	12,429
Distributions
Net Investment Income	(20,247)	(34,408)
Realized Capital Gain[1]	(18,604)	(143,706)
Total Distributions	(38,851)	(178,114)
Capital Share Transactions
Issued	37,742	141,337
Issued in Lieu of Cash Distributions	35,367	161,732
Redeemed	(227,364)	(397,715)
Net Increase (Decrease) from Capital Share Transactions	(154,255)	(94,646)
Total Increase (Decrease)	(222,543)	(260,331)
Net Assets
Beginning of Period	1,740,915	2,001,246
End of Period[2]	1,518,372	1,740,915

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $40,124,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,616,000) and $13,980,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.67	$13.85	$14.64	$12.95	$12.12	$13.85
Investment Operations
Net Investment Income	.125	.251	.287	.333	.407	.451
Net Realized and Unrealized Gain (Loss)
on Investments	(.294)	(.180)	.313	2.101	1.134	(.752)
Total from Investment Operations	(.169)	.071	.600	2.434	1.541	(.301)
Distributions
Dividends from Net Investment Income	(.152)	(. 241)	(. 425)	(. 355)	(. 534)	(. 474)
Distributions from Realized Capital Gains	(.139)	(1.010)	(. 965)	(. 389)	(.177)	(. 955)
Total Distributions	(.291)	(1.251)	(1.390)	(.744)	(.711)	(1.429)
Net Asset Value, End of Period	$12.21	$12.67	$13.85	$14.64	$12.95	$12.12

Total Return[1]	-1.31%	0.55%	4.33%	19.65%	13.18%	-2.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,518	$1,741	$2,001	$2,060	$1,643	$1,680
Ratio of Total Expenses to
Average Net Assets[2]	0.35%	0.38%	0.41%	0.63%	0.52%	0.59%
Ratio of Net Investment Income to
Average Net Assets	2.02%	1.86%	2.02%	2.41%	3.23%	3.36%
Portfolio Turnover Rate	97%	95%	85%	101%	82%	90%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.21%), (0.17%), (0.15%), 0.07%, (0.04%), and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting

Convertible Securities Fund

arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended May 31, 2016, the fund’s average investment in forward currency contracts represented 23% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and for the period ended May 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Convertible Securities Fund

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a composite index weighted 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged). For the six months ended May 31, 2016, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before a decrease of $1,626,000 (-0.21%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At May 31, 2016, the fund had contributed to Vanguard capital in the amount of $127,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Convertible Bonds	—	1,357,618	—
Convertible Preferred Stocks	—	120,620	—
Temporary Cash Investments	27,830	—	—
Forward Currency Contracts—Assets	—	6,190	—
Forward Currency Contracts—Liabilities	—	(523)	—
Total	27,830	1,483,905	—

Convertible Securities Fund

E. At May 31, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Singapore dollar currency contracts, is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	7/22/16	EUR	10,911	USD	12,363	(201)
UBS AG	7/22/16	JPY	889,100	USD	8,120	(77)
UBS AG	7/22/16	SGD	2,423	USD	1,802	(44)
UBS AG	7/22/16	USD	140,174	EUR	123,017	3,048
UBS AG	7/22/16	USD	73,451	JPY	7,994,755	1,124
UBS AG	7/22/16	USD	51,013	CAD	64,690	1,682
UBS AG	7/22/16	USD	27,836	GBP	19,350	(200)
UBS AG	7/22/16	USD	12,344	SGD	16,550	336
UBS AG	7/22/16	USD	1,187	EUR	1,066	(1)
						5,667
Refer to the Statement of Net Assets for currency abbreviations.

At May 31, 2016, counterparties had deposited in segregated accounts securities with a value of $3,716,000 in connection with open forward currency contracts. After May 31, 2016, the counterparty posted additional collateral of $1,502,000 in connection with open forward currency contracts as of May 31, 2016.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2016, the fund realized net foreign currency losses of $7,436,000 (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the six months ended May 31, 2016, the fund realized net losses of $3,508,000 from the sale of these securities, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Convertible Securities Fund

At May 31, 2016, the cost of investment securities for tax purposes was $1,484,540,000. Net unrealized appreciation of investment securities for tax purposes was $21,528,000, consisting of unrealized gains of $72,659,000 on securities that had risen in value since their purchase and $51,131,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended May 31, 2016, the fund purchased $735,242,000 of investment securities and sold $911,075,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	May 31, 2016	November 30, 2015
	Shares	Shares
	(000)	(000)
Issued	3,188	10,764
Issued in Lieu of Cash Distributions	2,916	12,705
Redeemed	(19,130)	(30,554)
Net Increase (Decrease) in Shares Outstanding	(13,026)	(7,085)

I. Management has determined that no material events or transactions occurred subsequent to May 31, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	11/30/2015	5/31/2016	Period
Based on Actual Fund Return	$1,000.00	$986.86	$1.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.25	1.77

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Convertible Securities Fund has renewed the fund’s investment advisory arrangement with Oaktree Capital Management, L.P. (Oaktree). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Oaktree, founded in 1995, specializes in managing convertible securities, distressed debt, and high-yield bonds. The advisor uses a bottom-up investment approach to select convertible securities that it believes have the best balance of upside potential and downside protection. Discipline is key to the fund’s management; Oaktree invests predominantly in convertibles possessing an attractive combination of conversion and income features—true hybrid securities—and sells the issues when their characteristics become too similar to those of conventional bonds or common stocks. Oaktree has advised the fund since 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Oaktree in determining whether to approve the advisory fee, because Oaktree is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from S&P. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Convertibles Composite Index: CS First Boston Convertible Securities Index through November 30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q822 072016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 15, 2016
VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 15, 2016

* By: /s/ Heidi Stam
Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.